UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

NOVAGOLD RESOURCES INC.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

NOVAGOLD

Computershare

Please return completed form to:
Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1

* TEST ONLY DO NOT MAIL *

☐ **Interim Financial Statements**
Mark this box if you would like to receive Interim Financial Statements by mail.

☐ **Annual Financial Statements**
Mark this box if you would like to receive the Annual Financial Statements by mail.

Financial Statements Request Form

Under securities regulations, a reporting issuer must send annually a form to holders to request the Interim Financial Statements and MD&A and/or the Annual Financial Statements and MD&A. If you would like to receive the report(s) by mail, please make your selection and return to the address as noted or register online at www.computershare.com/mailinglist.

Alternatively, you may choose to access the report(s) online at www.sedar.com.

Computershare will use the information collected solely for the mailing of such financial statements. You may view Computershare's Privacy Code at www.computershare.com/privacy or by requesting that we mail you a copy.

* TEST ONLY DO NOT MAIL *

Please place my name on your financial statements mailing list.

Name

Apt | Street Number | Street Name

City | Prov. / State | Postal Code / Zip Code

NRIQ 51ETNN

51ETNN01

NRIQ.BEN_IA.E.19326.FULLS/000001/000001

Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 13, 2016. Meeting  Information NOVAGOLD RESOURCES INC. Meeting Type: Annual Meeting For holders as of: March 14, 2016 Date: May 13, 2016  Time: 1:00 PM (Pacific Daylight Time) Location: Blake, Cassels & Graydon LLP 595 Burrard Street Suite 2600 Three Bentall Centre Vancouver, British Columbia V7X 1L3, Canada You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice & Proxy Statement Annual Report NI Card How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL: sendmaterial@proxyvote.com If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2016 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:

1a. Sharon Dowdall

1b. Dr. Marc Faber

1c. Dr. Thomas Kaplan

1d. Gregory Lang

1e. Gillyeard Leathley

1f. Igor Levental

1g. Kalidas Madhavpeddi

1h. Gerald McConnell

1i. Clynton Nauman

1j. Rick Van Nieuwenhuyse

1k. Anthony Walsh

See disclosure under the heading "Election of Directors" as set out in the Company's Management Information Circular dated March 24, 2016.

2. **Appointment of Auditors**
Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company for the fiscal year ending November 30, 2016, and authorizing the Directors to fix their remuneration. See disclosure under the heading "Appointment of Auditors" as set out in the Company's Management Information Circular dated March 24, 2016.

3. **Approval of Non-Binding Advisory Vote on Executive Compensation**
To approve a non-binding resolution approving the compensation of the Company's Named Executive Officers. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 24, 2016.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E05238-P75411

Voting Instructions

NOVAGOLD RESOURCES INC.
ANNUAL MEETING FOR HOLDERS AS OF 3/14/16
TO BE HELD ON 5/13/16

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date.

Vote by Internet:	www.proxyvote.com
Vote by Phone:	1-800-454-8683
Vote by Mail:	Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E03869-P75411

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following materials are available at www.proxyvote.com:
Notice & Proxy Statement, Annual Report, and NI Card

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Sharon Dowdall	☐	☐
1b. Dr. Marc Faber	☐	☐
1c. Dr. Thomas Kaplan	☐	☐
1d. Gregory Lang	☐	☐
1e. Gillyeard Leathley	☐	☐
1f. Igor Levental	☐	☐
1g. Kalidas Madhavpeddi	☐	☐
1h. Gerald McConnell	☐	☐
1i. Clynton Nauman	☐	☐
1j. Rick Van Nieuwenhuyse	☐	☐
1k. Anthony Walsh	☐	☐

See disclosure under the heading "Election of Directors" as set out in the Company's Management Information Circular dated March 24, 2016.

PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON ☐

	For	**Withhold**
2. **Appointment of Auditors** Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company for the fiscal year ending November 30, 2016, and authorizing the Directors to fix their remuneration. See disclosure under the heading "Appointment of Auditors" as set out in the Company's Management Information Circular dated March 24, 2016.	☐	☐

	For	**Against**	**Abstain**
3. **Approval of Non-Binding Advisory Vote on Executive Compensation** To approve a non-binding resolution approving the compensation of the Company's Named Executive Officers. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 24, 2016.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

IMPORTANT ANNUAL MEETING INFORMATION MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Shareholder Meeting Notice C 1234567890 Have questions about this notice? Call the Toll Free Number below or scan the QR code to ﬁnd out more Toll Free – 1- 866-964-0492 www.computershare.com/ noticeandaccess 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for NOVAGOLD RESOURCES INC. Annual Meeting to be Held on May 13, 2016 The Canadian securities regulators have adopted policies which permit the use of notice-and-access for proxy solicitation instead of the traditional physical delivery of proxy materials. The Company is availing itself of the notice-and-access policies and as a result, you will not be receiving a paper copy of the proxy materials in respect of the Annual Meeting unless speciﬁcally requested in accordance with the instructions in this Notice. You are receiving this notice to advise that the proxy materials for the above noted meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the meeting are on the reverse side. Your vote is important! In order to comply with the policies adopted by the Canadian securities regulators and the rules of the U.S. Securities and Exchange Commission, NOVAGOLD RESOURCES INC. will mail this communication to you twice. The ﬁrst mailing will include this communication only and the second mailing will include this communication together with the proxy that can be used to vote your shares at the Annual Meeting. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Management Information Circular and annual report to shareholders are available at: http://www.envisionreports.com/Novagold_2016 or www.sedar.com Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Under notice-and-access, proxy materials will be available for viewing up to one year from the date of posting. Shareholders with questions about notice and access can contact the Company's transfer agent by calling Computershare Investor Services Inc. toll free at 1-866-964-0492. Obtaining a Paper or Email Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 29, 2016 to facilitate timely delivery of a paper copy of proxy materials for the May 13, 2016 Annual Meeting. N R I Q 017GTA Shareholder Meeting Notice The NOVAGOLD RESOURCES INC. Annual Meeting of Shareholders will be held on May 13, 2016 at Blake, Cassels & Graydon LLP, 595 Burrard Street, Suite 2600, Three Bentall Centre, Vancouver, British Columbia, V7X 1L3, Canada, at 1:00pm (Paciﬁc Daylight Time). VOTING ITEMS The Board of Directors recommends you vote FOR the following: 1 Election of Directors: Nominees 01 Sharon Dowdall 02 Dr. Marc Faber 03 Dr. Thomas Kaplan 04 Gregory Lang 05 Gillyeard Leathley 06 Igor Levental 07 Kalidas Madhavpeddi 08 Gerald McConnell 09 Clynton Nauman 10 Rick Van Nieuwenhuyse 11 Anthony Walsh See "Election of Directors" as set out in the Management Information Circular dated March 24, 2016. 2 Appointment of Auditors: Appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the ensuing year and authorizing the Directors to ﬁx their remuneration. See "Appointment of Auditors" as set out in the Management Information Circular dated March 24, 2016. 3 Approval of Non-Binding Advisory Vote on Executive Compensation: To approve a non-binding resolution approving the compensation of the Company's Named Executive Ofﬁcers. See "Additional Matters to be Acted Upon" as set out in the Management Information Circular dated March 24, 2016. NOTE: In addition, to transact such other business as may properly come before the Annual Meeting or any adjournment thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must either vote online or request a paper or email copy of the proxy materials and a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Registered shareholders have two methods by which they can vote their shares at the Annual Meeting, namely in person or by proxy. To assure your representation at the Annual Meeting, please complete, sign, date and return the proxy that is delivered to you. Sending your proxy will not prevent you from voting in person at the Meeting. Shareholders who do not wish to attend the Annual Meeting or do not wish to vote in person can vote by proxy. A registered shareholder must return the completed proxy to the Company: (a) by delivering the proxy to the Toronto ofﬁce of the Company's transfer agent, Computershare, at its ofﬁce at 100 University Avenue, 8th Floor, Toronto, Ontario, Canada M5J 2Y1, for receipt not later than May 11, 2016 at 4:00 p.m. Eastern time (1:00 p.m. Paciﬁc time); (b) by fax to the Toronto ofﬁce of Computershare, Attention: Proxy Tabulation at 416-263-9524 or 1-866-249-7775, not later than May 11, 2016 at 4:00 p.m. Eastern time (1:00 p.m. Paciﬁc time); or (c) by internet http://www.envisionreports.com/Novagold_2016 not later than May 11, 2016 at 4:00 p.m. Eastern time (1:00 p.m. Paciﬁc time). How to Obtain Paper or Email Copies of the Proxy Materials Shareholders may request to receive paper or email copies of current and future meeting materials by mail or email at no cost. Requests for copies may be made using your Control Number located in the shaded bar on the reverse side of this notice. If you request an email copy, you will receive an email with a hyperlink to the proxy materials. Registered shareholders may enroll to receive future meeting materials by email by visiting www.computershare.com/eDelivery and clicking on "eDelivery Signup". Request materials: BY TELEPHONE: Call Toll Free, within North America – 1-866-962-0498 or direct, from Outside of North America – (514)982-8716 and enter your Control Number located in the shaded bar on the reverse side. BY INTERNET: http://www.envisionreports.com/Novagold_2016 BY EMAIL: Send email to service@computershare.com with "Proxy Materials NovaGold Resources Inc." in the subject line. Include in the message your full name and address, plus the Control Number located in the shaded bar on the reverse side of this notice, and state in the email that you want a paper or email copy of current meeting materials. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be submitted by April 29, 2016 and all requests for an email copy of the proxy materials must be submitted by May 10, 2016. To obtain paper or email copies after the meeting date, please contact 1-866-669-6227. 017GUB

NOVAGOLD Computershare Please return completed form to: Computershare 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 Security Class Holder Account Number Fold Form of Proxy - Annual Meeting to be held on May 13, 2016 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 1:00 PM (Pacific Daylight Time) on May 11, 2016. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free To Vote Using the Internet Go to the following web site: www.investorvote.com Smartphone? Scan the QR code to vote now. To Receive Documents Electronically You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com and clicking at the bottom of the page. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of NOVAGOLD RESOURCES INC. hereby appoint: Dr. Thomas Kaplan, or failing him, Gregory Lang, or failing him, David Ottewell,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of shareholders of NOVAGOLD RESOURCES INC. to be held at Blake, Cassels & Graydon LLP, 595 Burrard Street, Suite 2600, Three Bentall Centre, Vancouver, British Columbia, V7X 1L3, Canada, on May 13, 2016 at 1:00 PM (Pacific Daylight Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Sharon Dowdall	☐	☐	02. Dr. Marc Faber	☐	☐	03. Dr. Thomas Kaplan	☐	☐
04. Gregory Lang	☐	☐	05. Gillyeard Leathley	☐	☐	06. Igor Levental	☐	☐
07. Kalidas Madhavpeddi	☐	☐	08. Gerald McConnell	☐	☐	09. Clynton Nauman	☐	☐
10. Rick Van Nieuwenhuyse	☐	☐	11. Anthony Walsh	☐	☐			

Fold

2. Appointment of Auditors

For ☐ Withhold ☐

Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company for the fiscal year ending November 30, 2016, and authorizing the Directors to fix their remuneration. See disclosure under the heading "Appointment of Auditors" as set out in the Company's Management Information Circular dated March 24, 2016.

3. Approval of Non-Binding Advisory Vote on Executive Compensation

For ☐ Against ☐ Abstain ☐

To approve a non-binding resolution approving the compensation of the Company's Named Executive Officers. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 24, 2016.

Fold

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Information Circular - Mark this box if you would like to receive the Information Circular by mail for the next securityholders' meeting. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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